Supplement Dated August 17, 2006 to the Prospectus dated May 1, 2006

		WM VARIABLE TRUST

	On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation entered into an agreement with Washington Mutual, Inc. to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc., the investment advisor to the WM Group of Funds, WM Funds Distributor, Inc. and WM Shareholder Services, Inc.
(the "Transaction"). On August 11, 2006, the Board of Trustees of WM Variable Trust ("WMVT") approved proposed reorganizations (the "Reorganizations") pursuant to which each of the following Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of Principal Variable Contracts Fund, Inc. ("PVC"), subject to various conditions including the approval of shareholders of each Acquired Fund and approval by the directors of PVC:


WMVT Acquired Funds                  Corresponding PVC Acquiring Funds

Balanced Portfolio                   Balanced Account 1
Conservative Balanced Portfolio      Conservative Balanced Account 1
Conservative Growth Portfolio        Conservative Growth Account 1
Equity Income Fund                   Equity Income Account I 1
Flexible Income Portfolio            Flexible Income Account 1
Growth Fund                          Growth Account 2
Growth & Income Fund                 LargeCap Blend Account 2
Income Fund                          Income Account 1
International Growth Fund            Diversified International Account 2
Mid Cap Stock Fund                   Mid Cap Stock Account 1
Money Market Fund                    Money Market Account 2
REIT Fund                            Real Estate Securities Account 2
Short Term Income Fund               Short-Term Income Account 1
Small Cap Growth Fund                SmallCap Growth Account 2
Small Cap Value Fund                 SmallCap Value Account 2
Strategic Growth Portfolio           Strategic Growth Account 1
U.S. Government Securities Fund      Mortgage Securities Account 1
West Coast Equity Fund               West Coast Equity Account 1


	It is currently expected that the Transaction will close in the fourth quarter of this calendar year and that the Reorganizations will occur shortly thereafter.

        Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.


	Federal Income Tax Consequences

	As a condition to the consummation of the Reorganizations, WMVT and PVC will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

	The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

	Other Information

	The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization:
Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
_____________________________

  1 These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

  2 These Acquiring Funds are existing PVC Funds into which the relevant WM Fund will be merged; the portfolio management teams for these funds will be different from those of the corresponding Acquired Funds.